UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 5, 2019

PUREBASE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55517	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8625 State Hwy, 124

Ione, CA 95640

(Address of principal executive offices)

(888) 791-9474

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2019, PureBase Corporation, a Nevada corporation (the “Company”), executed a Debt Exchange Agreement (“Debt Exchange Agreement”) with US Mine Corp., an affiliate of the Company (“USMC”), pursuant to which an aggregate of $5,442,362.86 of debt, including accrued and unpaid interest, was converted to an aggregate 60,248,484 shares of the Company’s common stock of the Company. The debt represented loans made by USMC to the Company, all of which were terminated as a result of the conversion to shares. The per share conversion price of $0.09 was negotiated in an arm’s-length transaction with USMC, and the Company’s board of directors determined that, since there is a limited market to its shares, such price represents the fair market value of the stock.

The Company utilizes the services of its affiliate, USMC, for exploration services and other services. As of December 31, 2018, all Company purchases, including all minerals utilized by the Company, where made from USMC. A. Scott Dockter, the principal executive officer and a director of the Company, and John Bremer, a director of the Company, are also officers, directors and shareholders of USMC.

The foregoing description of the Debt Exchange Agreement and the transactions contemplated thereby are qualified in their entirety by reference to the full text of such agreement, a copy of which is attached to this Current Report on Form 8-K (“Report”) as Exhibit 10.1, which is incorporated herein in its entirety by reference.

The information contained below in Item 3.02 is hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The issuance and sale of the common stock by the Company to USMC under the Debt Exchange Agreement was made without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state law, based on the offering of such securities to one investor, an affiliate of the Company, the lack of any general solicitation or advertising in connection with such issuance and the representation of such investor to the Company that it was an accredited investor (as that term is defined in Rule 501(a) of Regulation D).

Item 7.01. Regulation FD Disclosure.

On September 10, 2019, the Company issued a press release with respect to the conversion of $5,442,362.86 of debt, including accrued and unpaid interest, into an aggregate 60,248,484 shares of common stock. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference. The information in this Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.10	Debt Exchange Agreement between the Company and US Mine Corp., dated September 5, 2019
99.1	Press Release issued by the Company, dated September 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREBASE CORPORATION

Dated: September 10, 2019	By:	/s/ A. Scott Dockter
A. Scott Dockter
Chief Executive Officer